Exhibit 10.11.1

AMENDMENT NO. 1

TO

KNOWLEDGE UNIVERSE EDUCATION LLC

NONQUALIFIED DEFERRED COMPENSATION PLAN

(2015 Restatement)

This AMENDMENT NO. 1 (this “Amendment”) to the Knowledge Universe Education LLC Nonqualified Deferred Compensation Plan (2015 Restatement), is made and adopted by KinderCare Education LLC (f/k/a Knowledge Universe Education LLC, Knowledge Learning Corporation) (the “Company”), effective as of January 4, 2016 (the “Effective Date”). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Knowledge Universe Education LLC Nonqualified Deferred Compensation Plan (2015 Restatement) (the “Plan”);

WHEREAS, pursuant to Section 8.7 of the Plan, the Board of Directors of the Company may generally amend the Plan at any time subject to certain conditions;

WHEREAS, on January 4, 2016, the Company’s name changed from Knowledge Universe Education LLC to KinderCare Education LLC (the “Name Change”); and

WHEREAS, the Company desires to amend the Plan to reflect the Name Change.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, effective as of the Effective Date:

AMENDMENT

1.	Paragraphs B. and C. of the Recitals are hereby deleted in their entirety and replaced with the following:

B.    On May 2, 2011, Knowledge Learning Corporation converted from a corporation to a limited liability company and was renamed Knowledge Universe Education LLC. As a result of this conversion, on December 16, 2011, the Knowledge Universe Education LLC Nonqualified Deferred Compensation Plan (2008 Restatement) (the “2008 Restatement”) was amended to reflect such conversion and name change. On October 30, 2015, the Company adopted an amendment and restatement of the 2008 Restatement (as amended and restated, the “Plan”).

C.    On January 4, 2016, Knowledge Universe Education LLC was renamed KinderCare Education LLC. Effective as of January 4, 2016, the Plan is renamed the “KinderCare Education LLC Nonqualified Deferred Compensation Plan” and all references to “Company” in the Plan are deemed to refer to KinderCare Education LLC.

2.	This Amendment shall be and is hereby incorporated into and forms a part of the Plan.

3.	Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed this Amendment as of the date first written above, effective as of the Effective Date.

KINDERCARE EDUCATION LLC

/s/ Wei-Li Chong
Name: Wei-Li Chong
Title: EVP, People and Operations

[Signature Page to Amendment No. 1 to Knowledge Universe Education LLC Nonqualified Deferred Compensation Plan (2015 Restatement)]